Press Release

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

InvestorRelations@aberdeenstandard.com

ABERDEEN GLOBAL INCOME FUND, INC. FILES A PROSPECTUS

SUPPLEMENT TO THE “SHELF” REGISTRATION STATEMENT

(Philadelphia, September 23, 2021) — Aberdeen Global Income Fund, Inc. (the “Fund”) (NYSE American: FCO) (the “Fund”), a closed-end equity fund, has announced that it filed a prospectus supplement to its “shelf” registration statement for $35 million in common shares with the U.S. Securities and Exchange Commission (“SEC”) on Thursday, September 23, 2021.

The prospectus supplement would enable the Fund to sell from time to time, in one or more at-the-market offerings, the Fund’s common shares up to a total amount of $35 million. The filing will allow the Fund to offer these registered securities when market conditions are considered favorable.

Common shares of the Fund would only be issued utilizing the shelf registration when the premium to net asset value (“NAV”) is greater than the costs associated with the transaction. There can be no guarantee that the Fund will engage in any sales or any particular level of sales of common shares, if shares were offered. Any proceeds raised would be used for investment purposes.

An investor should read the Fund’s prospectus and the applicable prospectus supplement carefully before investing in the Fund. The Fund’s shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The prospectus supplement relating to any offering will identify any agents, underwriters or dealers involved in the sale of Fund shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Fund’s shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement, if and when available, describing the method and terms of the particular offering of Fund shares.

Investors may request these documents free of charge from the Fund’s website at www.aberdeenfco.com or obtain on the SEC’s website at www.sec.gov.

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This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

This information does not represent an offer to sell securities of the Fund and it is not soliciting an offer to buy securities of the Fund. There can be no assurance that the Fund will achieve its investment objective. The NAV of the Fund will fluctuate with the value of the underlying securities. It is important to note that closed-end funds trade on their market value, not NAV, and closed-end funds often trade at a discount to their NAV. Past performance is not indicative of future performance. An investment in the Fund is subject to certain risks and other considerations.

The Fund is a diversified, closed-end management investment company. The Fund’s principle investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Shares of closed-end funds frequently trade at a discount to NAV. The price of the Fund’s common shares is determined by a number of factors, many of which are beyond the control of the Fund.

The Fund is managed and advised by Aberdeen Standard Investments (Asia) Limited. The Fund’s shares trade on the NYSE under the symbol “FCO.”

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers:  Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. There is no assurance that the Fund will achieve its investment objectives.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact InvestorRelations@aberdeenstandard.com

aberdeenfco.com

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